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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Norrell Corporation's previously filed Registration Statement No. 33-82350.





ARTHUR ANDERSEN LLP



Atlanta, Georgia
July 14, 1999